UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 30, 2010

TESSCO Technologies Incorporated

(Exact name of registrant as specified in its charter)

Delaware	0-24746	52-0729657
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

11126 McCormick Road, Hunt Valley, Maryland 21031

(Address of principal executive offices) (Zip Code)

(410) 229-1000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

Expected Financial Results.   On September 30, 2010, TESSCO Technologies Incorporated (“TESSCO or the “Company”) issued a press release which contained, among other things, an announcement of the Company’s expected financial results for the second quarter of fiscal 2011, which ended September 26, 2010.  A copy of the Press Release is furnished as Exhibit 99.1 to this Form 8-K.

The information in this Item 2.02, including the information in Exhibit 99.1 attached hereto pertaining to this Item 2.02, is furnished solely pursuant to Item 2.02 of this Form 8-K.  Consequently, pursuant to this Item 2.02, it is not deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that Section.  It may only be incorporated by reference in another filing under the Securities Exchange Act of 1934 or Securities Act of 1933 if such subsequent filing specifically references this Item 2.02 of this Form 8-K.

ITEM 8.01. OTHER EVENTS.

Discovery Group Proposal Rejected.  On September 22, 2010, Discovery Group sent to the Company’s Board of Directors a letter relating to its interest in acquiring all of the remaining shares of Company common stock that Discovery Group does not currently own, at a price of $15.50 per share.  The non-binding proposal was made subject to a number of conditions described in the letter.  TESSCO’s Board of Directors, with the assistance of its independent financial and legal advisors, has since carefully considered Discovery Group’s unsolicited non-binding proposal and has unanimously rejected it.  The Board of Directors concluded that the proposal is grossly inadequate and that it is not in the best interests of TESSCO shareholders for the Company to enter into discussions with Discovery Group with respect to its proposal.

Dividend Declared.  The Board of Directors has declared a cash dividend of $0.10 per outstanding share of Common Stock, payable on November 24, 2010, to holders of record on November 10, 2010.  Any future declaration of dividends remains subject to further determination from time to time by the Board of Directors.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(a)     Financial Statements of Businesses Acquired.

None.

(b)     Pro Forma Financial Information.

None.

(d)     Exhibits.

Exhibit No.	Description
99.1	Press Release dated September 30, 2010

Information presented in this Current Report on Form 8-K may contain forward-looking statements and certain assumptions upon which such forward-looking statements are in part based. Numerous important factors, including those factors identified in the TESSCO Technologies Incorporated Annual Report on Form 10-K and other of the Company’s filings with the Securities and Exchange Commission, and the fact that the assumptions set forth in this Current Report on Form 8-K could prove incorrect, could cause actual results to differ materially from those contained in such forward-looking statements.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TESSCO Technologies Incorporated

By:	/s/ David M. Young
David M. Young
Senior Vice President and Chief Financial Officer

Dated: September 30, 2010

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EXHIBIT INDEX

Exhibit No.	Description of Exhibit
99.1	Press Release dated September 30, 2010

E-1